Exhibit 32(a)

CERTIFICATION

18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of The Southern Company for the quarter ended March 31, 2020, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1)
such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended March 31, 2020, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Quarterly Report on Form 10-Q of The Southern Company for the quarter ended March 31, 2020, fairly presents, in all material respects, the financial condition and results of operations of The Southern Company.

/s/Thomas A. Fanning
Thomas A. Fanning
Chairman, President and Chief Executive Officer

/s/Andrew W. Evans
Andrew W. Evans
Executive Vice President and Chief Financial Officer

April 29, 2020